Exhibit 10.7

BRIGGS & STRATTON CORPORATION

Form 10-Q for Quarterly Period Ended December 30, 2007

AMENDMENT TO

BRIGGS & STRATTON CORPORATION

KEY EMPLOYEE SAVINGS AND INVESTMENT PLAN

Effective January 1, 2008

AMENDMENT

TO

BRIGGS & STRATTON CORPORATION

KEY EMPLOYEE SAVINGS AND INVESTMENT PLAN

WHEREAS, for purposes of coordination with the third party administrator’s systems, it is necessary to change the methodology for crediting interest under the Briggs & Stratton Corporation Key Employee Savings and Investment Plan;

NOW, THEREFORE, Section 5.1 of the Briggs & Stratton Corporation Key Employees Savings and Investment Plan is hereby amended to read as follows effective as of January 1, 2008:

5.1	Crediting of Interest

A Participant’s Account shall be credited with interest on a daily basis each quarter at a rate equal to 80% of the Prime Rate at US Bank on the first day of the quarter divided by Three Hundred Sixty Five (365). Interest shall be credited each day with respect to the Participant’s closing Account balance for the previous day. A Participant’s Account shall be credited with interest until the date payment of the Participant’s Account is completed.

IN WITNESS WHEREOF, the undersigned officer executes this amendment this 12th day of November 2007 on behalf of Briggs & Stratton Corporation.

/s/ Thomas R. Savage
Senior Vice President - Administration

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